--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
     BUSINESS INSURANCE GROUP      )   REPORT NUMBER 10              Page 1 of 3
                                   )          FOR THE PERIOD FROM:     01-Jan-01
                            DEBTOR )                           TO:     31-Jan-01
___________________________________)   _________________________________________
CHAPTER 11 CASE NO. SV00-14101-GM  )
___________________________________

1. Profit and Loss Statement                                      Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
        Gross Profit                                                                     ____________

        Other Operating Revenue (Specify)                                                ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal and State Income Taxes                            _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Real and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopiers, etc.             _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sales of Assets                      _____________
        Less: Original Cost of Assets plus Expenses of Sale    _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Expenses                                                  ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

--------------------------------------------------------------------------------
Revised April 1989              OPERATING REPORT                           UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO.10
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Receivable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

                 SEE ATTACHED SCHEDULE C

----------------------------------------------------------------------------------------------------

4.    Tax Liability:

                    Gross Payroll Expense For Period                          $0
                    Gross Sales for Period Subject to Sales tax               $0

                                         -----------------------------------------------------------
                                                                             Post Petition Taxes
                                             Date Paid      Amount Paid *         Still Owing
                                         -----------------------------------------------------------
Federal Payroll and Withholding Taxes            N/A            $0             N/A
State Payroll and Withholding Taxes              N/A            $0             N/A
State Sales and Use Tax                          N/A            $0             N/A
Real Property Taxes                              N/A            $0             N/A
                                         -----------------------------------------------------------

                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 10
--------------------------------------------------------------------------------

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

             -------------------------------------------------------------------
                                               Type            Post-Petition
                Name of Professional       Professional        Unpaid Total
             -------------------------------------------------------------------

             See Schedule F

             -------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

    12/31/2000     $5,248,340.00      $10,000.00                         $0.00                        $10,000.00   Note A

----------------------------------------------------------------------------------------------------------------

Note A - 4th quarter trustee fee was paid on 2/12/01.

I, Alex Corbett - Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated 3/7/01    Signed /s/ Alex Corbett
      ------           -------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                        One Month ended January 31, 2001
                        [Bankruptcy filed April 26, 2000]
                                   (unaudited)

(In thousands)
                                                                                                           Consolidation
                                                   SNIG        BIG       SNIA       SNIS      Elimination      Total
                                                  -------    -------    -------    -------    -----------  -------------
Revenues:

Commission Income                                 $    --    $    --    $    --    $    25       $    --      $    25

Net investment income                                   7         (6)         3         92            --           96
                                                  -------    -------    -------    -------       -------      -------
   Total Revenues                                       7         (6)         3        117            --          121
                                                  -------    -------    -------    -------       -------      -------
Expenses

Interest expenses                                   1,096         --         --         --            --        1,096

Bad debt expense                                       --         --         -- (A)     (5) (A)       --           (5)

General and administrative
   Other                                             (139)        --        233      1,136            --        1,230
                                                  -------    -------    -------    -------       -------      -------
   Total Expenses                                     957         --        233      1,131            --        2,321
                                                  -------    -------    -------    -------       -------      -------

Income (loss) before income taxes and preferred
   securities dividends and accretion                (950)        (6)      (230)    (1,014)           --       (2,200)

Income tax (benefit) expense                           --         --         --         --            --           --
                                                  -------    -------    -------    -------       -------      -------
Income (loss) before preferred securities
   dividends and accretion                           (950)        (6)      (230)    (1,014)           --       (2,200)

Preferred securities dividends and accretion       (1,092)        --         --         --            --       (1,902)

Expenses not related to business operations:
   Legal and Professional Fees                       (126)        (2)        --         --            --         (128)
   Other non-operating expenses                       (13)        --         (5)       (10)           --          (28)
                                                  -------    -------    -------    -------       -------      -------
                                                   (2,181)        (8)      (235)    (1,024)           --       (3,448)

Equity in net income (loss) from subsidiaries      (1,272)    (1,264)        --         --         2,531           (5)
                                                  -------    -------    -------    -------       -------      -------
   Net (Loss) Income                              $(3,453)   $(1,272)   $  (235)   $(1,024)      $ 2,531      $(3,453)
                                                  =======    =======    =======    =======       =======      =======

(A) Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Aging of Accounts Payable and Receivable
As of Janury 31, 2001


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                 285,163                     --                    --              832,629
Overdue  31-60 days                                         --                 99,166             5,237,080              177,616(D)
Overdue  61-90 days                                      7,000                 36,840                    --                3,581
Overdue  91-120 days                                   512,894                     --                    --              143,001
Overdue  121+ days                                      32,728                 15,395                     1              500,009
                                               --------------------------------------      -------------------------------------
Total                                               $  837,786            $   151,400[A]         $5,237,081          $ 1,656,835
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                   2,307                     --                11,000                   --
Overdue  31-60 days                                         --                     --                    --            5,237,080(D)
Overdue  61-90 days                                         --                     --                    --                   --
Overdue  91-120 days                                        --                     --                    --                   --
Overdue  121+ days                                          --                601,265                    --           14,963,854
                                               --------------------------------------      -------------------------------------
Total                                               $    2,307            $   601,265            $   11,000          $20,200,934
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                 141,165                 64,313               650,932               12,491
Overdue  31-60 days                                     18,963                382,094                    (0)              18,655
Overdue  61-90 days                                     34,359                156,488                    (0)              32,445
Overdue  91-120 days                                    13,605                690,714                    (0)               2,421
Overdue  121+ days                                     755,238             11,163,378                    --              657,624
                                               --------------------------------------      -------------------------------------
Total                                               $  963,330            $12,456,988[B]         $  650,931          $   723,636
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                  60,524                     --               183,388                   --
Overdue  31-60 days                                        (18)                    --               196,271                   --
Overdue  61-90 days                                         --                     --                36,026                   --
Overdue  91-120 days                                        --                     --               145,423                   --
Overdue  121+ days                                      89,789              6,377,198               829,569               98,383
                                               --------------------------------------      -------------------------------------
Total                                               $  150,295            $ 6,377,198[C]         $1,390,677          $    98,383
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                 489,160                 64,313               845,320              845,120
Overdue  31-60 days                                     18,945                481,260             5,433,351            5,433,351
Overdue  61-90 days                                     41,359                193,327                36,026               36,026
Overdue  91-120 days                                   526,500                690,714               145,422              145,422
Overdue  121+ days                                     877,755             18,157,236               829,570           16,219,870
                                               --------------------------------------      -------------------------------------
Total                                               $1,953,718            $19,586,850            $7,289,689          $22,679,789
                                               --------------------------------------      -------------------------------------

[A] Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, In which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[C] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims admistration fee, In which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[D] Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The 5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
JANUARY 31,2001

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
         Creditor/Lessor                Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                    Monthly       $  8,931.85               12/20/2000                See Note B
IKON Office Solutions Inc. / IOS Capital   Monthly       $  1,395.65           11/23/00, 11/15/00            See Note B
Pitney Bowes Credit Corp.                  Monthly       $  4,810.67      12/10/00, 12/20/00, 12/1/00        See Note B
Pitney Bowes Credit Corp.                 Quarterly      $  7,394.15           12/10/00, 11/10/00            See Note B
Stringer Business Systems Inc.             Monthly       $  2,163.51*               12/1/2000                See Note B
                                                                          12/24/00, 12/6/00, 12/11/00
Toshiba America Information Sys.           Monthly       $  8,170.39           12/1/00, 12/18/00             See Note B
Trizec Kahn Properties                     Monthly       $226,076.40                 2/1/2001                See Note C
Bettman Real Estate Management             Monthly       $  1,932.33                 2/1/2001            See Note A & Note C

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* Monthly payment is based on number of copies made for the previous month, therefore payment varies each month.

Note A: Per the CLO, they have discontinued paying the lease as of 4/2000 and
        Superior has not occupied this office for a number of months.
Note B: These leases were withdrawn from the motion filed on January 19, 2001 based upon the representation that the CLO will remain current on all monetary obligations under the leases until the Debtors receive instruction from the CLO on the assumption or rejection of these leases by April 15, 2001.
Note C: These leases were automatically deemed rejected by operation of law.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                   Monthly        $ 52,321.29               12/12/2000                See Note C
Zodiac Development                        Monthly        $  9,454.31                1/1/2001                 See Note D
Koger Realty Services Inc.
 (San Diego, CA)                          Monthly        $ 26,600.89                1/1/2001                 See Note D
Colonial Property Trust                   Monthly        $  5,433.98                1/1/2001             See Note B & Note D
Fults Realty Corporation                  Monthly        $ 15,362.95                1/1/2001             See Note A & Note D
Woodland III Holding, LLC / c/o
 Wasatch Property Management              Monthly        $ 12,940.15                1/1/2001             See Note B & Note D

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Note A: Per the CLO, they are in the process of moving and/or selling the furniture & fixtures at this location and expect to vacate this premise by the end of 11/2000. The CLO has discontinued paying rent for this lease as of 7/2000.
Note B: Per the CLO, they have discontinued paying the lease as of 4/2000 and
        Superior has not occupied this office for a number of months.
Note C: This lease was withdrawn from the motion filed on January 19, 2001 based upon the representation that the CLO will remain current on all monetary obligations under the lease until the Debtors receive instruction from the CLO on the assumption or rejection of this lease by April 15, 2001.
Note D: These leases were automatically deemed rejected by operation of law.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession
Insurance Coverage
As of January 31, 2001

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp Date        Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Arkansas       Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
California     State Compensation
                Insurance Fund          Di Buduo & De Fendis                     Statutory   01-Jun-01      01-Jun-01
Colorado       Pinnacol Assurance       Di Buduo & De Fendis                     Statutory   01-Jun-01      01-Jun-01
Georgia        Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Illinois       Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Kansas         Travelers Insurance      Di Buduo & De Fendis                     Statutory   11-Aug-01      11-Aug-01
                Company
Missouri       Travelers Property &
                Casualty                Di Buduo & De Fendis                     Statutory   02-Jun-01      02-Jun-01
New Jersey     Granite State Insurance
                Company                 Di Buduo & De Fendis                     Statutory   02-Jun-01      02-Jun-01
Oklahoma       State Insurance Fund     Di Buduo & De Fendis                     Statutory   15-Nov-01      15-Nov-01
Pennsylvania   State Workrmen's
                Insurance Fund          Di Buduo & De Fendis                     Statutory   03-Jun-01      03-Jun-01
Texas          Texas W/C Insurance
                Fund                    Di Buduo & De Fendis                     Statutory   18-Jul-01      18-Jul-01

Note 1: The policies for Florida, Indiana, Louisiana, New Mexico, New York, Oregon, Tennessee, Utah, and Wisconsin were all requested to be cancelled in December 2000.

Note 2: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

Note 3: The policies for Arkansas, Arizona, Georgia, & Illinois are all covered on one policy, which is inforce, even though AR & GA offices are closed.

January 31,2001                                                       Schedule E

                                                                                                         Policy Exp.  Premium paid
Company                   Agent               Type of Insurance                Amount of Coverage             Date       thru date
-------                   -----               -----------------                ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial General Liability
                                               Package
                                               General Liability               $1 million per occurence    11/13/2001    11/13/2001
                                                                               $2 million aggregate
                                               Advertising Injury              excluded
                                               Employee Benefit Liability      $1 million per claim
                                                                               $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Automobile
                                               Liability                      $1 million                   11/13/2001    11/13/2001
                                               Medical                        $5,000
                                               Uninsured Motorist             $500,000
                                               Physical Damage                Actual value less $500
                                                                               deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore     Directors & Officers (run-off)
                                               Reliance                       $5,000,000                   5/1/2003      5/1/2003
                                               Lloyd's of London              $5,000,000 xs $5,000,000
                                               Gulf Insurance Company         $10,000,000 xs $10,000,000
                                               Executive Risk Indemnity       $10,000,000 xs $20,000,000
                                               Philadelphia Indemnity         $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Employer Practice Liability     $1 million per loss          12/10/2001    12/10/2001
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fiduciary Liability             $5 million per loss          12/10/2001    12/10/2001
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial Umbrella             $10 million per occurence    11/13/2001    11/13/2001
                                                                              $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Excess Liability                $10 million per occurence    11/13/2001    11/13/2001
                                                                              $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Accident Policy (Life/Travel)   $1 million to $3 million     1/15/2002     1/15/2002
                                                                              (depends on rank of
                                                                              officer)

BIG only                  DiBudio & DeFendis  Professional Liability Run Off  $10 million per loss         12/10/2004    12/10/2004
                                              BIG companies only/acts b/f     & in the aggregate
                                              12/10/99
                                              * $500,000 deductible

SCHEDULE F
JANUARY 31, 2001

SNIG, BIG, SNIS, SNIA

----------------------------------------------------------------------------------------------------------------------
                                                            Type                                        Post-Petition
                Name of Professional                    Professional                                    Unpaid Total
----------------------------------------------------------------------------------------------------------------------
Paul, Weiss, Rifkind, Wharton & Garrison        Legal fees                                              $267,295      See Note A
Tillinghast-Towers, Perrin                      Actuaries                                               $ 32,261      See Note B
Latham & Watkins                                Counsel for Official Committee of Unsecured Creditors   $ 40,100
Steve Elrige                                    Tax consulting                                          $ 21,334
Quinn Emanuel Urquhart Oliver & Hedges LLP      Legal fees                                              $194,308
Tharpe & Howell                                 Legal fees                                              $  1,163
Mannat Phelps                                   Legal fees                                              $ 29,606
KPMG Peat Marwick                               Audit & consulting fees                                 $ 57,714
Christopher Maisel                              Facilitator fees                                        $125,000      See Note C

----------------------------------------------------------------------------------------------------------------------

Note A - $42,408.81 was subsequently paid on February 2, 2001.
Note B - Fees were approved for payment by the Bankruptcy Court in December 2000 and subsequently paid on February 16, 2001.
Note C - Outstanding fees as of January 31, 2001 are estimated and provided by Christopher Maisel.